________________________________________________________________________________

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 4, 2007

                     Tortoise Capital Resources Corporation
             (Exact Name of Registrant as Specified in Its Charter)

         Maryland                        1-33292                  20-3431375
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

10801 Mastin Blvd., Suite 222, Overland Park, KS                    66210
(Address of Principal Executive Offices)                          (Zip Code)

                                 (913) 981-1020
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

    Written  communications  pursuant to Rule 425 under the  Securities Act (17
CFR 230.425)

    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________

Item 1.01. Entry into a Material Definitive Agreement.

On May 4, 2007, Tortoise Capital Resources Corporation (the "Company") entered into a Registration Rights Agreement with certain investors (the "Registration
Rights Agreement") as it committed to do at the time of its sale of preferred stock of the Company and warrants to purchase common stock of the Company to such investors pursuant to certain Purchase Agreements dated as of December 22,
2006 (the "Purchase Agreements"). The Registration Rights Agreement provides, among other things, that the Company will use its best efforts to file with the
SEC on or prior to June 8, 2007, a shelf registration statement to cover resales of warrants issued pursuant to the Purchase Agreements and the common shares into which such warrants are exercisable. The Company also agreed to keep such registration statement effective until the earlier of (i) the date on which all securities covered thereby are sold in accordance with the intended distribution of such securities, (ii) the date on which none of the securities covered thereby are registrable securities, or (iii) the second anniversary of the effective date of the registration statement. Two of the investors that are a party to the Registration Rights Agreement are entities managed by Kenmont
Investments Management, L.P., the sub-advisor to the Company. A copy of the
Registration Rights Agreement is attached to this Current Report on Form 8-K as
Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

    10.1   Registration Rights Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TORTOISE CAPITAL RESOURCES CORPORATION

Dated:  May 9, 2007                    By:  /s/ Terry Matlack
                                          --------------------------------------
                                            Terry Matlack
                                            Chief Financial Officer

                                  Exhibit Index

Exhibit No.     Description

   10.1         Registration Rights Agreement